SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE TRUST - BLUE CHIP PORTFOLIO

     The following information supplements certain information in the Portfolio's statement of additional information dated May 1, 2005.

     Certain members of the Credit Suisse Quantitative Resources Group, which manages the Blue Chip Portfolio (the "Portfolio"), also manage a new account with a long-short investment strategy (the "Account"). An affiliate of Credit Suisse Asset Management, LLC ("CSAM") provided the initial capital for the Account. Although the Portfolio is authorized to engage, to a limited extent, in short sales, it generally does not sell securities short, but rather pursues its investment objective by holding securities on a "long" basis. The Account, on the other hand, is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the Portfolio. Furthermore, the Account may sell short a security at the same time that the Portfolio holds the security. The short sale of a security by the Account may adversely affect the price of a security which may be simultaneously held by the Portfolio. CSAM has adopted policies and procedures that CSAM believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

Dated:  November 7, 2005